6. PROMISSORY NOTE (Details 1) (USD $)	Mar. 31, 2013	Dec. 31, 2012
Summary of estimated contractual principal payments due on the promissory note for the next five years
March 31, 2014	$ 192,227	$ 127,354
March 31, 2015	132,189	130,557
March 31, 2016	135,515	133,842
March 31, 2017	138,924	137,209
March 31, 2018	142,418	140,660
Total	$ 741,273	$ 669,622